UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 12, 2010


                               MACHINETALKER, INC.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                     -------------------------------------
                 (State or other jurisdiction of incorporation)


       000-49805                                              01-0592299
---------------------------                              -------------------
(Commission File Number)                                  (I.R.S. Employer
                                                         Identification No.)

             513 DE LA VINA STREET, SANTA BARBARA, CALIFORNIA 93101
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code: (805) 957-1680


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Total number of pages in this document:       15
                                        -------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))


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                                TABLE OF CONTENTS


SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS..............................1

SECTION 2.   FINANCIAL INFORMATION.............................................1

SECTION 3.   SECURITIES AND TRADING MARKETS....................................1

SECTION 4.   MATTERS RELATING TO ACCOUNTANTS AND FINANCIAL STATEMENTS..........1

SECTION 5.   CORPORATE GOVERNANCE AND MANAGEMENT...............................1

SECTION 6.   [RESERVED]........................................................1

SECTION 7.   REGULATION FD.....................................................1

SECTION 8.   OTHER EVENTS......................................................1

SECTION 9.   FINANCIAL STATEMENTS AND EXHIBITS ................................2

SIGNATURES.....................................................................2

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

         Not Applicable.


SECTION 2.  FINANCIAL INFORMATION

         Not Applicable.


SECTION 3.  SECURITIES AND TRADING MARKETS

         SECTION 3.02  UNREGISTERED SALE OF EQUITY SECURITIES.

         Effective February 12, 2010, MachineTalker, Inc., a Delaware corporation (the "Company"), entered into and closed the sale of 80,000,000 shares of its common stock to a number of private investors for total consideration of $200,000 in cash, paid in full to the Company on the closing. The price per share was $0.0025 per share. The private placement was made in accordance with Section 4(2) of the Securities Act of 1933, as amended (the "Act"), as a private transaction exempt from the registration requirements of the Act. Upon the closing, the Company now has a total of approximately 261,976,793 shares of its common stock outstanding.


SECTION 4.  MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

         Not Applicable.


SECTION 5.  CORPORATE GOVERNANCE AND MANAGEMENT

         Not Applicable.


SECTION 6.  [RESERVED]


SECTION 7.  REGULATION FD DISCLOSURE

         Not Applicable.


SECTION 8.  OTHER EVENTS

         Not Applicable.


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

SECTION 9. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Exhibits

                  99.1 Form of Stock Purchase Agreement by and between the Company, as seller, and each private investor, as buyer.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                               MACHINETALKER, INC.
                       -----------------------------------
                                  (Registrant)

Date:  February 12, 2010


                                    /s/ Roland F. Bryan
                                 ----------------------------------------
                                 Roland F. Bryan, Chief Executive Officer


















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